SETTLEMENT AGREEMENT AND RELEASE


          TI-HS SETTLEMENT AGREEMENT AND RELEASE (this "Agreement") is dated as of December 31, 1999 by and among thatlook.com, a Nevada corporation (the "Company"); MicroFinanciaL Inc., a Massachusetts corporation ("MicroFinancial"); Leasecomm Corp., a wholly-owned subsidiary of MicroFinancial "Leasecomm"); Gerard A. Powell ("Powell"); and Vincent Trapasso and Charlie Lynn Trapasso (together, the "Trapassos"). As used herein, the term "Company" shall include Elective Investments, unless the context otherwise requires, and the term MicroFinancial shall include Leasecomm, unless the context otherwise requires.

          WHEREAS, the Company has a collateral shortfall under a credit fine ("Credit Line") extended by MicroFinancial (the "Shortfall");

          WHEREAS, pursuant to an outstanding note payable to MicroFinancial dated April 14, 1998, the Company owes MicroFinancial certain amounts as of December 31, 1999 (the "Demand Note");

          WHEREAS, pursuant to the terms of the Credit Line, the Company owes MicroFinancial certain other amounts as of December 31, 1999 (the "Other Debt");

          WHEREAS, pursuant to various loans, the Company owes Powell and the Trapassos certain amounts of December 31, 1999; and

          WHEREAS, the parties hereto desire to settle fully and finally all claims and outstanding obligations upon the terms and subject to the conditions set forth herein.

          NOW THEREFORE, in consideration of the foregoing premises, and for other good and variable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     A.Settlement

          I . MicroFinancial hereby expressly assumes and agrees to perform, and the Company assigns to MicroFinanciaL all of the Company's rights, relating to the underlying contracts/collateral among under the Credit Line; MicroFinancial shall assume any and all billing, accounting and collection obligations with respect to any such contracts/collateral, and irrevocably release the Company from any obligation or liability to make any payment of principal or interest with respect thereto. The Company hereby assigns to MicroFinancial all of its right, title and interest in and to any proceeds of any such contracts/collateral. The Company represents and warrants that the contracts relating to the undergo collateral are valid, legally enforceable and are in accordance with all local, state and federal laws.

S\3W958\4

          2. Powell hereby agrees to pay $12,805 to MicroFinancial and to assume, and MicroFinancial agrees to assign to Powell all its right, title and interest under the Demand Note, without recourse. Not withstanding the mutual releases set forth below, the purchase of the Demand Note by Powell, or any other provision hereof shall not relieve Powell of any personal guarantees that he may have made, from time to time, to MicroFinancial.

          3. MicroFinancial expressly assumes and agrees to perform and the Company hereby assigns to MicroFinancial, the purchase and sale agreement, dated August 20, 1999, between the Company and Pilot Financial without recourse to the Company. MicroFinancial shall perform any and all obligations of the Company related to any of the foregoing. The Company hereby pays to MicroFinancial $3,789.60, representing all payments received by the Company after September 15, 1999 and before the date hereof with respect to such agreement.

          4. ALL of the re debt obligations owed by the Company to Leasecomm or MicroFinancial shall be converted in full, final and complete settlement of such obligations as follows:

               a. The Company hereby issues to MicroFinancial its Convertible Subordinated Debenture, in the form attached hereto, in the initial principal amount of $1,873,297 (the "Debenture").

               b. The Company hereby issues to MicroFinancial 503,723 shares of its Common Stock. To the extent that the Company is required to adjust the number of shares of its Common Stock issuable under the Debenture, the Company shall issue to MicroFinancial an additional number of shares equal to the additional number of shares for which the Debenture would be convertible by reason of such adjustments, calculated on the assumption that the initial principal amount of the Debenture was $503,723. All such shares, when issued, will be duly authorized, fully paid and non-assessable by the Company.

          5. The Company hereby issues to Powell 226,118 shares of its Common Stock, in exchange for the forgiveness and release of all of the Company's indebtedness to Powell including, without limitation, all interest, principal and other amounts due pursuant to the Demand Note, any other term or demand notes the Company to Powell and any other obligations the Company may have to Powell with respect to borrowed money as of December 31, 1999. Powell acknowledges that such shares are not registered, do not carry any registration rights and shall bear a restrictive legend as set forth in Section C(l)(h).

          6. The Company hereby issues to Vincent Traspasso 27,628 shares of its Common Stock, in exchange for the forgiveness and release of all of the Company's indebtedness to him, including, without limitation all interest, principal and other amounts due pursuant to any term or demand notes the Company issued to him, and any other obligation the Company may have to him with respect to borrowed money as of December 31, 1999. Vincent Traspasso acknowledges that such shares are not registered, do not carry any registration rights and shall bear a restrictive legend as set forth in Section C(l)(h).

          7. The Company shall notify MicroFinancial within five (5) business days following a vote of the Board of Directors with respect to any Capital-Related Transaction (as defined below). Such notification shall include a copy of the minutes from the Board meeting

Settlement Agreement and Release                                Page 2 of 13

wherein a vote was taken upon such transaction. In addition, the Company shall notify MicroFinancial within ten (IO) business days following any cash payments in excess of $5,000 made by the Company in any fiscal quarter to any member of the Company's Board of Directors, their immediate families or other entities over which such member or their families have control whether direct or indirect. The term "Capital-Related Transaction" shall mean the issuance of any equity or debt securities by the Company (other than pursuant to the exercise of options previously granted).

     B. Release

          I . Subject to and upon the date of this Agreement, MicroFinancial and Leasecomm hereby release, remise, and forever discharge the Company, Powell and the Trapassos and their respective current and former administrators, assigns, predecessors, successors, employees, shareholders, agents, servants, officers, directors, parents, affiliates and subsidiaries, of and from any and all debts, demands, actions, causes of action, suits, damages, costs, claims and liabilities whatsoever of every name and nature, whether known or unknown, fixed or contingent, accrued or unaccrued, that MicroFinancial and Leasecomm or any of their subsidiaries, affiliates, officers, directors or shareholders now have or ever had or may in the future have against any of the foregoing arising out of or relating to any action or omission occurring prior to the date hereof including, without limitation, all obligations under the Credit Line, Demand Note, Other Debt and the Shortfall (but excluding any claims arising out of or pursuant to this Settlement Agreement and the Debenture).

          2. Subject to and upon the date of this Agreement, the Company, Powell and the Trapassos hereby release,remise, and forever discharge MicroFinancial and Leasecomm and their respective current and former administrators, assigns, predecessors, successors, employees, shareholders, agents, servants, officers, directors, parents, affiliates and subsidiaries, of and from any and all debts, demands, actions, causes of action, damages, costs, claims and liabilities whatsoever of every form and nature, whether known or unknown, fixed or contingent, accrued or unaccrued that the Company, Powell and the Trapassos or any of their subsidiaries, affiliates, officers, directors or shareholders now have or ever had or may in the future have against MicroFinancial and Leasecomm arising out of or relating to any action or omission occurring prior to the date hereof (but excluding any claims arising out of or pursuant to this Settlement Agreement and the Debenture).

          3. Notwithstanding the mutual releases contained herein, MicroFinancial and Leasecomm do not release the Company from and the Company shall remain obligated to MicroFinancial and Leasecomm with respect to its obligations under the Dealer Agreement dated August 1998 to repurchase consumer loans sold to MicroFinancial and or Leasecomm in the past or future specifically but not limited to wherein the borrower to make the first payment on the loans ("First Payment Default"), and the Company does not release MicroFinancial and Leasecomm with respect to such agreement. The rights and obligations of the parties under the Dealer Agreement shall remain in full force and effect.

     Representations and Warranties

Settlement Agreement and Release                            Page 3 of 13

          1. MicroFinancial, Leasecomm Powell and the Trapassos (collectively, the "Investors") acknowledge that the issuance of the Debenture and the shares of the Company's Common Stock (the "Securities") pursuant to this Agreement is intended to be exempt from registration under the 1933 Act by virtue of Section 4(2) of the 1933 Act and a comparable exemption from qualification under the applicable state securities laws. In accordance therewith and in furtherance thereof the Investors makes the following representations to the Company and acknowledge that the Company's reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations. The Investors severally and not jointly represent and warrant to the Company that:

               a. The Investors are acquiring Securities solely for their respective accounts, for investment purposes only, and not with a view to or for sale in connection with any unregistered distribution.

               b. In evaluating the merits and risks of an investment in the Securities, the Investors have and will rely upon the advice of their own legal counsel tax advisors and/or investment advisors.

               C. The Investors are knowledgeable about the Company and have a preexisting personal or business relationship with the Company. As a result of this relationship, the Investors are with, among other things, the Company's business and financial circles and have access on a regular basis to or may request information material to the Company's business, financial condition and operations. By accepting the Securities, the Investors agree to maintain the confidentiality of any and all information of the Company in connection with either the services rendered by the Investors or the Securities.

               d. The Investors understand and acknowledge that the Securities are non-transferable and may be of no practical value. The Investors other understand and acknowledge that their investment in the Company involves a high degree of risk and is suitable only for investors of substantial means who have no immediate need for liquidity of the amount invested, and that such investment involves a risk of loss of all or a substantial part of such investment.

               e. The Investors under that, under existing laws and circumstances, the Securities acquired are "restricted securities under the federal securities laws and that under such laws and applicable regulations the Securities may not be resold without registration under the 1933 Act except as provided herein and in certain limited, other circumstances and after satisfaction of a minimum holding period requirement. The
Investors acknowledge receiving a copy of Rule 144 promulgated under the 1933 Act, as presently in effect, and represent that they are familiar with and will comply with the conditions of Rule 144 and the resale limitations imposed thereby, by the 1933 Act and by applicable Pennsylvania or other securities laws, as well as other restrictions in this Agreement.

               f At no time was an oral representation made to the Investors relating to the issuance of the Securities hereunder or the value of the Securities, and the


Settlement Agreement and Release                              Page 4 of 13

investors were not presented with any promotional material or solicited at any promotional meeting relating to the Securities.

               9-     The Investors have no need for liquidity in this
investment and have the ability bear the economic risk of this investment.

               h. The Investors understand and acknowledge that any certificate evidencing the Securities (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization)if and when issued shall bear, in addition to any other legends which may be required by any other applicable securities laws, the following legends:

     "OWNERSHIP OF TI-HS CERTIFICATE, THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL
RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AGREEMENTS WITH THE COMPANY, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION."

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED "ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL TO THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPANY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS."

          2. The Investors further severally and not jointly represent and warrant to the Company that:

               a. The Investors have the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and perform their obligations hereunder and to transfer and convert the outstanding debts owed to them by the Company as contemplated by this Agreement.

               b. This Agreement has been duly authorized, executed and delivered by the Investors and constitutes as their legal valid and binding obligation, enforceable against each of them in accordance with its terms.

               C. This Agreement and the transactions contemplated hereby do not conflict with or constitute a breach of or a default under
(i) any applicable Certificate of Incorporation or By-Laws of the Investors,
(ii) any applicable law or any applicable rule, judgment, order, writ, injunction or decree of any court, (iii) any applicable rule or regulation of any administrative agency or other governmental authority or (iv) any applicable agreement, indenture, contract or instrument to which the Investors are a party or by which they are bound.

Settlement Agreement and Release                                Page 5 of 13

          3. The Company represents and warrants to the Investors that:

               a. The Company has the corporate power and authority to execute, deliver and perform this Agreement and to execute, deliver and perform all other documents and instruments required to be delivered by the Company.

               b. This Agreement and the Debenture have been duly authorized, executed and delivered by the Company. This Agreement and the Debenture are, and when executed and delivered by the Company will be, the legal valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

               C. Neither the execution or delivery of this Agreement or the Debenture by the Company, nor the performance by the Company of the transactions contemplated hereby and thereby, conflicts with, or constitutes a breach of or a default under (i) the Certificate of Incorporation or By-Laws of the Company, (ii) any applicable law or any applicable rule, judgment, order, writ, injunction or decree of any court, (iii) any applicable rule or regulation of any administrative agency or other governmental authority or (iv) any applicable agreement, indenture, contract or not to which the Company is a party or by which it is bound.

               d. The shares of Common Stock to be issued by the Company pursuant to this Agreement, when issued as contemplated herein, shall be duly and validly authorized, fully paid and non-assessable.

     D. Transfer Restrictions: Registration Rights

          I. MicroFinancial shall have the following registration rights:

               a. If the Company shall at any time prepare and file a registration statement under the Securities Act of 1933, as amended (the
"1933 Act"), with respect to the public offering of any shares of Common
Stock Share:) which is intended to yield the Company net proceeds of $ 1 0,000,000 or more and which is not a registration to implement an employee benefit plan, dividend reinvestment plan or a transaction to which Rule 145 (as promulgated under the 1933 Act) is applicable, the Company shall give 30 days prior written notice thereof to MicroFinancial and shall upon the written request of MicroFinancial and subject to the other provisions of this Agreement, include in the registration statement such number of Shares as MicroFinancial may request. In the event the Company fails to receive a written inclusion request from MicroFinancial within 20 days after the mailing of its written notice, then the Company shall have no obligation to include any such Shares in the offering. Any offering pursuant to this paragraph D(l) shall be in accordance with the terms and procedures of subparagraphs D(l)(c)-(h) below; provided however, these provisions shall be inoperative to the extent provided in subparagraph D(l)(i) herein.

               b. At any time, after December 31, 2001, MicroFinancial may request that the Company effect a registration under the 1933 Act of Shares then beneficially owned by MicroFinancial. Company shall not be required to register any Shares pursuant to this subparagraph D(l)(b) on more than one occasion within any twelve-month period. A request for registration pursuant to this subparagraph D(l)(b) shall specify the approximate number of Shares

Settlement Agreement and Release                                Page 6 of 13

requested to be registered and the anticipated per share price range for such offering. If MicroFinancial intends to distribute such shares by number of an underwriting, it shall so advise the Company in its request; provided that the underwriter selected shall be acceptable to the Company. In the event such registration is underwritten, the right of any other persons who have "piggybacked" registration rights to participate shall be conditioned on such persons participation in such underwriting. Thereupon, the Company shall: (i) file a registration statement and related documents with the Securities and Exchange Commission, and all other applicable securities agencies or exchanges, for the public offering and sale of all or a portion of the Shares as requested; and (ii) use reasonable commercial efforts to cause such registration statements to be decided effective as soon as practicable after the request is received from MicroFinancial. Any offer pursuant to this subparagraph D(l)(b) shall be in accordance with the terms and procedures of subparagraphs D(l)(c)-(h) below.

               C. The Company will keep such registration statement(s) effective and current under the 1933 Act permitting the sale of MicroFinancial's shares included therein for the same period that the registration is maintained effective in respect of Shares of other persons (including the Company), but not less than 180 days in the case of subparagraph D(l)(b) if requested by MicroFinanciaL In any underwritten offering of Common Stock, such Shares to be included will be sold at the same time and the same per-share price as the Company's Shares. In connection with any registration statement or subsequent amendment or similar document filed and subject hereto, the Company shall take all reasonable steps to make MicroFinancial's Shares covered thereby eligible for public offering and sale under the securities or Blue Sky laws of such jurisdictions as may be specified by MicroFinancial by the effective date of such registration statement; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not so qualified at the time of filing such documents, or to take any action which would subject it to service of process in any jurisdiction where it is not so subject at such time. The Company shall keep such Blue Sky filings current for the length of time it must keep any registration statement, post-effective amendment, prospectus or offering circular effective pursuant hereto.

               d. In connection with any registration statement or other filing described herein, and in connection with making and keeping such filings effective as provided herein, the Company shall bear all the expenses and professional fees of the Company of the registration, including printing, filing and registration fees. The Company shall also provide MicroFinancial with such number of printed copies of the prospectus, offering circulars and/or supplemental or amended prospectuses in final and preliminary form as MicroFinancial may reasonably request. The Company consents to the use of each such prospectus or offering circular in connection with the sale of the Shares.

               e. The Board of Directors may postpone or terminate any registration under subparagraph D(l)(a) in its sole discretion. If the Board of Directors of the Company, in its good faith judgment, determines that any registration of Shares under subparagraph D(l)(b) should not be made or continued because it would materially interfere with any material financing, acquisition, corporation reorganization, or merger, involving the Company or any of its subsidiaries (a Valid Business Reason), (i) the Company may postpone filing a registration statement relating to a registration under subparagraph D(l)(b) until such Valid Business Reason no longer exists, and (ii) in case a registration statement has been filed relating to a registration

Settlement Agreement and Release                            Page 7 of 13

under subparagraph D(l)(b), the Company may cause such registration statement to be withdrawn and its effectiveness terminated or tiny postpone amending or supplementing such registration statement until the earlier of 90 days or when such Valid Business Reason no longer exists; provided that in the event of a postponement or withdrawal under this subparagraph D(l)(e), MicroFinancial shall not be charged with a piggyback registration request or demand registration request, as applicable.

               f It shall be a condition precedent to the obligations of the Company to take any action under this paragraph D(l) with respect to MicroFinancial's Shares that MicroFinancial shall furnish to the Company such information regarding itself, the Shares held by it, and the intended method of disposition of such Shares as shall be reasonably requested to effect the registration of such securities. MicroFinancial agrees that, upon receipt of any notice from the Company that the registration materials must be supplemented or amended, MicroFinancial will forthwith discontinue disposition of such Shares pursuant to such registration statement until Microfinancial's receipt of copies of a supplemented or amended prospectus covering such Shares, and, if so directed by the Company, MicroFinancial will deliver to the Company (at the Company's expense and as soon as possible) all copies, other than permanent file copies then in MicroFinancial's possession, of the prospectus covering such Shares current at the time of its receipt of such notice. MicroFinancial also agrees, upon request of the Companyany, not to sell any unregistered securities of the Company for a period of 14 days before and 180 days following the effective date of registration statement of the Company.

               9- Certain offerings revolving an underwriter shall be subject to the following conditions:

                    (i) If requested by the underwriters for any underwritten offering by MicroFinancial pursuant to a registration requested under subparagraph D(l)(b), the Company agrees to enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably customary in substance and form, and to contain such representations and warranties by the Company and MicroFinancial and such other terms as are customary in agreements of that type, including without limitation, customary provisions with respect to indemnification by the Company of the underwriters of such offering. MicroFinancial will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form and substance thereof MicroFinancial shall be a party to such underwriting agreement. MicroFinancial shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding itself, its Shares, its intended method of destination and any other representations or warranties required by law or custom given by selling shareholders in an underwritten public offering;

                    (ii) If (A) the Company proposes to register any of its Shares of Common Stock under the 1933 Act as contemplated by subparagraph D(l)(a), (B) MicroFinancial is permitted by subparagraph I (a) to participate in such registered offering of securities and is not prohibited from doing so by subparagraph D(l)(1), and (C) such shares are to be distributed by or through one or more underwriters, subject to the provisions of subparagraph
I (h) the Company will if requested by MicroFinancial for such underwriters to include all of the Shares to be offered and sold by MicroFinancial among the securities of the Company to

Settlement Agreement and Release                         Page 8 of 13

be distributed by such underwriters. MicroFinancial shall become a party to the underwriting agreement negotiated between the Company and such underwriters. MicroFinancial shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding MicroFinanciaL its Shares and its intended method of dilution or any other representations or warranties required by law or customarily given by selling shareholders in an underwritten public offering.

               h. If any registration under subparagraph D(l)(a) involves an underwritten offering and the imaging underwriter of such offering shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the largest number (the "Amount") that can be sold in an orderly number in such offerings, within a price range acceptable to the Company, the Company shall include in such registration: first, all Shares that the Company proposes to register for its own account (the "Company Securities"); and, thereafter, to the extent that the number of Company Securities is less than the Maximum Amount, MicroFinancial's Shares requested by MicroFinancial to be included in the registration statement provided that if MicroFinancial has requested registration of a number of Shares with respect to which the anticipated net proceeds exceed $2,377,020, the Shares requested to be registered in excess of such number shall only be included, pro rata, together with Shares proposed to be registered by the Holder(s) of the Company's Warrants to Purchase Common Stock originally issued as of December 31, 1999, subject to the limitations stated therein, based on the number of such other Shares requested to be registered. Without MicroFinancial's prior written consent, there shall not be included in any registration statement filed pursuant to subparagraph D(l)(a) any Shares owned by Powell or the Trapassos if such inclusion would reduce the number of Shares sought to be registered by MicroFinancial hereunder. If any regulations under subparagraph D(l)(b) involves an underwritten offering and the managing underwriter of such offer shall advise MicroFinancial that, in its view, the number of securities requested to be included in such registration exceeds the Maximum Amount that can be sold in an orderly manner in such offering within a price range acceptable to MicroFinancial the Company shall include in such registration: first, all Shares requested to be included in the registration by MicroFinancial; and second, to the extent that the number of such Shares to be included by MicroFinancial is less than the Maximum Amount, Shares that the Company proposes to register.

               i. As to any particular Shares, such securities shall cease to be subject to registration under the Debenture when (i) a registration statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been offered in accordance with such registration statement, (ii) they shall have been sold as permitted by Rule 144 (or any successor provision) under the 1933 Act, or (iii) they shall have ceased to be outstanding.

          2. Except as provided herein, MicroFinancial shall not directly or indirectly transfer assign, pledge, mortgage or convey the Shares, the Debenture or any Shares issuable pursuant to the Debenture prior to the second anniversary of the date hereof without the Company's prior written consent.

     E. Miscellaneous

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          l.     The representations and warranties made by the parties to
this Agreement and the Debenture delivered hereto shall survive the consummation of the transactions contemplated herein. Anything in this Agreement to the contrary notwithstanding, the representations and warranties of the Company and the Investors shall not be affected by any investigation made by or on behalf of any party hereto.

          2. All notices or other communications permitted or required under this Agreement shall be in writing and shall be sufficiently given if and when hand-delivered to the persons set forth below or if sent by document overnight delivery service or registered or certified mail postage prepaid, receipt acknowledged, or by facsimile, addressed as set forth below or to such other person or persons and/or at such other address or addresses as shall be furnished in writing by any party hereto to the others. Any such notice or communication shall be deemed to have been given as of the date received, in the case of personal delivery, or on the date shown on the receipt or confirmation there for in all other cases.

     If to MicroFinancial or Leasecomm:

     MicroFinanciaL Inc.
     950 Winter Street
     Waltham MA 02451
     Attn: Dr. Peter R von Bleyleben

     If to the Company

     thatlook.com Inc.
     210 W. Fourth Street
     Suite 101
     East Stroudsburg, PA 18301
     Attn: Gerard A. Powell

     )With copies to:         F. Douglas Raymond, Esq.
                              Drinker Biddle & Reath LLP
                              One Logan Square
                              18th and Cherry Streets
                              Philadelphia, PA 19103

     If to Powell:

     Gerard A. Powell
     c/o thatlook.com, Inc.
     21 0 W. Fourth Street
     Suite 101
     East Stroudsburg, PA 18301

     If to the Trapasso:

     Vincent Trapasso

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     Charlie Lynn Trapasso
     c/o thatlook.com, Inc.
     2 1 0 W. Fourth Street
     Suite 101
     East Stroudsburg, PA 18301

          3. Any party hereto shall not assign this Agreement, or any rights hereunder, or delegate any obligations hereunder, without the prior written consent of all parties hereto.

          4. This Agreement shall not be construed as giving any person, other than the parties hereto and their permitted successors and assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any of the provisions herein contained, this Agreement and all provisions and conditions hereof being intended to be, and being, for the sole and exclusive benefit of such parties, and permitted successors and assigns for the benefit of no other person or entity.

          5. The parties hereto may amend or modify this Agreement in any respect only with the prior written consent of each party hereto. Any such amendment, modification, extension or waiver shall be in writing. The waiver by a party of any breach of any provision of this Agreement shall not constitute or operate as a waiver of any other breach of such provision or of any provision hereof nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof

          6. Each party hereto shall use best efforts to comply with all requirements used hereby on such party and to cause the transactions contemplated hereby to be consummated as contemplated hereby and shall, from time to time and without further consideration, either before or after the execution and delivery of this Agreement, the closing, execute such further instruments and take such other actions as any other party hereto shall reason request in order to fulfill its obligations under this Agreement and to effectuate the purposes of this Agreement. Each party shall promptly notify the other parties of any event or circumstance known to such party that could prevent or delay the consummation of the transactions contemplated hereby or which would indicate a breach or non-compliance with any of the terms, conditions, representations, warranties or agreements of any of the parties to this Agreement.

          7. The parties agree that this Agreement shall be considered to be a Massachusetts contract and shall be deemed to have been made in the Middlesex County, Waltham Massachusetts, regardless of the order in which the signatures of the parties shall be affixed hereto, and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with Massachusetts law, and any suit brought shall be brought exclusively in the federal or state courts within the Commonwealth of Massachusetts. The undersigned hereby consents and submits to the jurisdiction of the courts of the Commonwealth of Massachusetts for the purpose of any suit, action or other proceeding arising out of the undersigned obligations hereunder, and expressly waives any objection to venue in any such courts. The parties further agree that MicroFinancial and Leasecomm Corporation are located within the venue of Middlesex County. However, prior to any legal suits being filed, the Chief


Settlement Agreement and Release
Page II of 13

Executive Officers of each company or their authorized designee will confer and make reasonable efforts to resolve the problem.

          8.The section headings contained herein are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement. Except as otherwise indicated, an agreements defined herein refer to the same as from time to time amended or supplied or the terms thereof waived or modified in accordance herewith and therewith.

          9. The invalidity or unenforceability of any particular provision, or part of any provision, of this Agreement shall not affect the other provisions or parts hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions or parts were omitted.

          10. This Agreement may be executed in two or more counterparts, each of which shall be deemed an ongoing; and any person may become a party hereto by executing a counterpart hereof but all of such counterparts together shall be deemed to be one and the same instrument It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

          11. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior writings and understandings between or among the parties.

Settlement Agreement and Release
Page 12 of 13

          IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have executed the foregoing Settlement Agreement and Release this 31 st day of December, 1999.
               THATLOOK.COM INC

               By: /s/ Gerard A. Powell
               Gerard A. Powell

                 MICROFINANCIAL

               By: /s/Peter R. von Bleyleben
               Dr. Peter R. von Bleyleben

                   LEASECOMM

               By: /s/Peter R. von Bleyleben
               Dr. Peter R. von Bleyleben

               /s/ Gerard A. Powell
               Gerard A. Powell

               /s/ Vincent Trapasso
               Vincent Trapassp

               /s/ Charlie Lynn Trapasso
               Charlie Lynn Trapasso

Settlement Agreement and Release                                   Page 13 of
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